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                                                                    EXHIBIT 10.6

                    RESIDENTIAL MORTGAGE FINANCING FACILITY



RESIDENTIAL MORTGAGE FINANCING FACILITY, dated June 13, 1997, between Nikko Financial Services, Inc., on behalf of itself and holders from time to time of interests in the Promissory Note ("Nikko"), and Preferred Credit Corporation ("Customer" or "you").

Nikko may, from time to time, provide you with advances (individually, an "Advance", and collectively, "Advances") secured by Mortgage Loans on the terms set forth in the Program Documents. Such Advances, together with all your other Obligations shall be secured by a grant of security interest in the Collateral. In addition, you also agree to enter into the Custody Agreement, pursuant to which certain documents relating to the Collateral, as specifically provided in the Custody Agreement ("Required Documents"), will be deposited with, and held by, Custodian.

1.  DEFINITIONS.  Capitalized terms and phrases used herein shall have the
    -----------
following meanings:

"Agency" means any of the Government National Mortgage Association ("GNMA"), the
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Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage
Corporation ("FHLMC").

"Agency Securities" means securities or certificates issued or guaranteed by
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GNMA, FNMA or FHLMC.

"Authorized Purchaser" means any bona fide purchaser acceptable to Nikko in its
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sole discretion.

"Business Day" means any day other than a Saturday, Sunday or a public or bank
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holiday in New York City.

"Collateral" shall have the meaning ascribed to it in the Promissory Note.
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"Collateral Receipt" means a document duly executed by you with respect to each
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delivery of Mortgage Loan documents to Custodian in the form attached to the
Custody Agreement.

"Collateral Value" means the lesser of the Market Value or the unpaid principal
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amount of an item of Collateral.

"Custodian" means each entity acting as bailee of and agent for Nikko with
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respect to any item of Collateral.

"Custody Agreement" means each Tri-Party Custody Agreement, as amended, among
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you, Nikko and a Custodian, with respect to any Collateral.

"Default" means any event that, with the giving of notice or the lapse of time
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or both, would constitute an Event of Default.

"Event of Default" shall have the meaning ascribed to it in the Promissory Note.
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"Facility" means this Residential Mortgage Financing Facility, as amended from
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time to time.

"FHA/VA Commitments" means a commitment issued by the Federal Housing
 ------------------
Administration ("FHA") or the Department of Veterans Affairs ("VA") to insure or guarantee a Mortgage Loan.

"FICO Score" means the credit evaluation score as developed by Fair, Issac and
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Company, or its equivalent as developed by a nationally recognized rating company.

"Good Delivery" shall have the meaning ascribed to such term in the PSA Guide in
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connection with the standard requirements for the delivery and settlement of an
Agency Security.

"LTV" means the ratio of the outstanding principal balance of the mortgage loan
 ---
to the appraised value of the mortgage property on the date of determination.

"Market Value" means the market bid price obtainable for an item of Collateral,
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as reasonably determined by Nikko.

"Mortgage Note" means the note or other evidence of an obligor made under a
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Mortgage Loan together with all riders thereto and amendments thereof.

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"Mortgage" means a mortgage, deed of trust, deed to secured debt or other
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instrument creating a first or second lien on an estate in fee simple interest on real property securing a Mortgage Note.

"Mortgage Loan" means a first or second 1-to-4 family residential mortgage loan
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(a) eligible and intended to secure or underlie Agency Securities or eligible and intended for purchase by an Agency ("Agency Mortgage Loan") or (b) intended to be purchased for cash by an Authorized Purchaser ("Nonagency Mortgage Loan").

"NSI" means The Nikko Securities Co. International, Inc.
 ---

"125 Mortgage Loan" means a Second Mortgage (or better) wherein the combined
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loan-to-value of the first mortgage and the second mortgage shall not be more than 125% of the appraised value of the mortgage property.

"Obligations" means (a) all of your indebtedness, obligations and liabilities
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(including without limitation, guarantees and other contingent liabilities) to
Nikko, its affiliates or Custodian arising under, or in connection with, the Program Documents or any other related document, whether now existing or hereafter arising, including without limitation each Advance made or to be made together with interest and other amounts due under the Program Documents (including without limitation interest and other amounts accruing after the commencement of a proceeding of the type described in Section 6(e) or 6(f) of the Promissory Note); (b) any and all sums paid by Nikko or on behalf of Nikko in order to preserve or protect the Collateral or its security interest therein and lien thereon; (c) in the event of any proceeding for the collection or enforcement of any of your indebtedness, obligations or liabilities referred to in clause (a) the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by Nikko of its rights under the Program Documents, including without limitation reasonable attorneys' fees and disbursements and court costs; and (d) all of your indemnity obligations to Nikko or Custodian pursuant to the Program Documents.

"Program Documents" means this Facility, the Promissory Note, each Custody
 -----------------
Agreement, each Collateral Receipt and each Trust Receipt, in each case as amended, modified or supplemented with Nikko's written consent.

"Promissory Note" means the Promissory Note executed by you substantially in the
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form attached hereto.

"PSA Guide" means The Uniform Practices for the Clearance and Settlement of
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Mortgage-Backed Securities and Other Related Securities, published (and periodically updated as supplemented) by the Public Securities Association ("PSA").

"Purchase Commitment" means an obligation of (i) a bona fide purchaser to
 -------------------
purchase an Agency Security or (ii) an Authorized Purchaser to purchase specified Mortgage Loans, in each case at a specific price and on or by a specific date.

"Second Mortgage" means those mortgages which constitute a second lien on the
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real property securing the related Mortgage Note.

"Servicing Records" means all servicing records, including but not limited to
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any and all servicing agreements, subservicing agreements, custodial agreements, files, documents, records, data bases, customer lists, computer software, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other data and records relating to or evidencing the servicing of the Mortgage Loans described in each Collateral Receipt, whether or not any of the foregoing constitute trade secrets.

"Trust Receipt" shall have the meaning ascribed to it in the Custody Agreement.
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2.  THE ADVANCES.  Nikko agrees to consider from time to time your requests that
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Nikko make Advances to you in an aggregate principal amount outstanding at any one time not to exceed the maximum stated principal amount of the Promissory
Note (the "Maximum Credit"). Unless otherwise agreed in writing by Nikko, this Facility is not a commitment to lend, but rather this Facility sets forth the procedures to be used in connection with periodic requests for Advances. You hereby acknowledge that Nikko is under no obligation to make any Advance pursuant to this Facility. In deciding whether to make any Advance, and whether to demand payment of any Advance previously made or exercise any other right or remedy hereunder or under the other Program Documents, Nikko shall exercise its sole and absolute discretion, without any obligation (expressed or implied) to act in good faith. All Advances made by Nikko hereunder shall be evidenced by the Promissory Note. The Promissory Note shall be dated the date of issue, and the stated principal amount shall be equal to the Maximum Credit. Interest in respect thereof shall be payable only for the periods during which the Advances evidenced thereby are outstanding.

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

3.  MAKING THE ADVANCES.  (a) On any day you desire to borrow funds from Nikko
    -------------------
under this Facility, you shall notify Nikko that you wish to borrow money on a specified date and in a specified principal amount.

(b) Upon receipt of your request for an Advance, Nikko may make an offer to you specifying the terms under which Nikko would be willing to make such Advance, including the interest rate per annum (the "Advance Rate") to be paid by you in respect of such Advance. You shall immediately notify Nikko as to whether or not you elect to borrow such an Advance under such terms. Each such oral or written election by you (an "Election to Borrow") may be made by a person believed by Nikko to be authorized to borrow on your behalf. On the date of such Advance, as so agreed by you and Nikko, Nikko will make its Advance to you subject to and upon the satisfaction of the conditions precedent to such Advance set forth in Section 5 hereof. Promptly thereafter, Nikko will send to you a written confirmation of such Advance (each, a "Confirmation"), and your acceptance of the related proceeds shall constitute your agreement to the terms of such Confirmation.

4.  PAYMENT OF PRINCIPAL AND INTEREST.  Upon the disbursement of funds with
    ---------------------------------
respect to each Advance you shall have effected a borrowing from Nikko and shall be indebted to Nikko for the principal amount thereof, plus interest thereon, in accordance with the terms of this Facility and the Promissory Note. You shall repay the principal amount of each Advance made to you and the interest thereon prior to 12:00 p.m., New York City time on the Maturity Date, as such term is defined in the Promissory Note. Any funds received by Nikko after 12:00 p.m. New York City time shall be applied to the repayment of the applicable Advance on the next succeeding business day but such funds shall earn interest at an overnight rate of interest established by Nikko.

5.  CONDITIONS PRECEDENT.
    --------------------

5.1  INITIAL ADVANCE.  As conditions precedent to the making of the initial
     ---------------
Advance, Nikko shall have received on or before the day of such Advance the following, in form and substance satisfactory to Nikko and duly executed by you:

a) The Program Documents;

b) Evidence that all other actions necessary or, in the opinion of Nikko, desirable to perfect and protect the security interests and liens created by the Promissory Note have been taken, including without limitation duly executed Uniform Commercial Code financing statements on Form UCC-1 with respect to the Collateral;

c) A certified copy of your corporate resolutions authorizing the execution and delivery of the Program Documents and borrowings thereunder, and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with the Program Documents;

d) A certificate of your corporate secretary certifying the names, true signatures and titles of your officers and employees duly authorized to execute and deliver the Program Documents and to request Advances, and to make Elections to Borrow hereunder; and

e) A favorable opinion of your counsel, which may be internal counsel, as to such matters as Nikko may reasonably request.

5.2  EACH ADVANCE.  As conditions precedent to making each Advance:
     ------------

a) Nikko or its designee shall have received An Election to Borrow, the related Required Documents and the related Trust Receipt, each in form and substance satisfactory to Nikko;

b) If the Collateral consists of Agency Mortgage Loans, either (a) an assignment
                                                                -
     by you to NSI of the related Purchase Commitment in form and substance acceptable to Nikko in its sole discretion, or (b) evidence that you have
                                                     -
     instructed the relevant Agency to pay the purchase price for such Agency Mortgage Loans under the related Purchase Commitment directly to Nikko or its designee, unless otherwise agreed by Nikko;

c) Nikko shall have received all such other documents as it has reasonably requested; and

d) No Event of Default shall have occurred and be continuing.

5.3  RELEASE OF COLLATERAL.  Upon the full satisfaction of all outstanding
     ---------------------
principal, accrued interest thereon, and all other Obligations owing with respect to any Advance, if no Default or Event of Default has occurred and is continuing, but subject to the rights of any holder of a lien on the items of Collateral of which Nikko has notice, Nikko shall, and shall direct

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

Custodian to, release the Collateral related to such Advance. Subject to the provisions of this Section 5.3, on the Maturity Date of each Advance, if requested by you, Nikko or its designee will deliver against payment any related Agency Securities being held by it as security for such Advance and apply the net proceeds received from such sale to the repayment of such Advance .

6.  NIKKO ENTITLED TO RELY.  In making any Advance or taking any other action
    ----------------------
pursuant to the Program Documents, Nikko may conclusively rely upon, and shall incur no liability to you in acting upon, any Election to Borrow, request or other communication that Nikko believes to have been given or made by a person authorized to borrow on your behalf, whether or not such person is listed on the certificate delivered pursuant to Section 5.1(d). In each such case, you hereby waive the right to dispute Nikko's record of the terms of the Election to Borrow, request or other communication.

7.  REPRESENTATIONS AND WARRANTIES.  You, as of the date hereof and as of the
    ------------------------------
date of each Advance, hereby represent and warrant to Nikko as follows:

7.1  DULY ORGANIZED CORPORATION. You are a corporation duly organized, validly
     --------------------------
existing and in good standing under the laws of your jurisdiction of incorporation, your principal place of business, and you are in compliance with all applicable laws. You are duly licensed, qualified and in good standing in every other jurisdiction in which the failure to take such action would have a material adverse effect on your ability to perform your obligations under the Mortgage Loans and the Program Documents.

7.2  ENFORCEABILITY.  The Program Documents are your legal, valid and binding
     --------------
obligations, enforceable against you in accordance with their respective terms.

7.3  APPROVED SELLER/SERVICER.  You are an approved seller/servicer or issuer in
     ------------------------
good standing with each Agency to which Agency Mortgage Loans will be submitted.

7.4  EXECUTION, DELIVERY AND PERFORMANCE. Your execution, delivery and
     -----------------------------------
performance of the Program Documents are within your charter and corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) your charter or bylaws or (ii) any rule, regulation or other law
            -                             --
or other contractual restriction binding on or affecting you or your property.

7.5  GOVERNMENTAL AUTHORITY.  Other than the necessary filings with the Agencies
     ----------------------
regarding the Collateral (to the extent that the Collateral includes Agency Mortgage Loans), no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for your due execution, delivery and performance of the Program Documents.

7.6  FINANCIAL CONDITION.  The available balance sheets, statements of income
     -------------------
and changes in financial condition of you and your subsidiaries (the "Financial Reports") as of your most recently completed fiscal year and quarter, fairly present your financial condition and results of operations for the period then ended and are in accordance with generally accepted accounting principles consistently applied, and copies of such statements, together with the most recent opinion with respect to such statements of an independent public accounting firm, have been provided to Nikko, and since such date there has been no material adverse change in such financial condition, operations or business prospects.

7.7  NO PENDING LITIGATION.  There is no pending or threatened action or
     ---------------------
proceeding affecting you or any of your subsidiaries or your parent, if any, before any court, governmental agency or arbitrator that may materially and adversely affect the financial condition, operations or business prospects of you or any of your subsidiaries.

7.8  COLLATERAL VALUE.  Unless otherwise agreed, at any time any Advance is made
     ----------------
or shall be outstanding, such Advance shall not exceed 95% of the Collateral Value of the items of Collateral included in the Trust Receipt related to such Advance. Notwithstanding the foregoing, Nikko and you may agree upon such other percentage for purposes of determining Collateral Value for any particular Advance.

7.9  NO FRAUD.  The Program Documents are not entered into in contemplation of
     --------
insolvency or with any intent to hinder, delay or defraud any of your creditors.

7.10  ACCEPTABLE COLLATERAL.  Unless otherwise agreed in writing by Nikko, only
      ---------------------
Mortgage Loans as indicated in the applicable Custody Agreement shall constitute Collateral acceptable to Nikko for purposes of obtaining an Advance.

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

7.11   OWNERSHIP OF COLLATERAL; NO ENCUMBRANCE.  You are the sole legal and
       ---------------------------------------
equitable owner and holder of the Collateral, free and clear of all security interests, liens, pledges, participation interests or other encumbrances whatsoever, except (i) the security interests and liens granted hereunder, (ii)
                    -                                                       --
if payment by Nikko of any Advance hereunder will satisfy any existing security interest, lien or other encumbrance on the Collateral related to such Advance, and (iii) with respect to Mortgage Loans that are secured by Second Mortgages,
     ---
the first lien on the related mortgaged property. All Agency Securities, FHA/VA Commitments and Purchase Commitments have been or will be duly authorized and validly issued, and all Mortgage Loans that are part of the Collateral are duly and validly originated by or conveyed to you. All of the items of Collateral
(a) comply with all of the requirements of this Facility and (b) have been duly
 -                                                            -
and validly pledged or assigned to Nikko in such a manner that Nikko's first priority security interest therein is fully perfected.

7.12   AUTHORITY TO PLEDGE COLLATERAL.  You have and will continue to have, the
       ------------------------------
full right, power and authority to grant to Nikko a first priority perfected security interest in the Collateral.

7.13   CONFORMITY; ELIGIBILITY.  (a) All Agency Mortgage Loans, Required
       -----------------------
Documents applicable thereto and related Purchase Commitments conform to the requirements for submission to the relevant Agency, and you have furnished to Custodian all mortgage documents required to be submitted to the relevant Agency or Custodian in connection with the issuance of the Agency Securities or the cash purchase of the Agency Mortgage Loans by the relevant Agency.

(b) All Nonagency Mortgage Loans, Required Documents applicable thereto and Purchase Commitments conform to the underwriting requirements of the relevant Authorized Purchaser.

7.14   MORTGAGE LOANS.  (a) Each Agency Mortgage Loan and, to the extent a
       --------------
Purchase Commitment is in effect with respect thereto, each Nonagency Mortgage Loan meets all of the following requirements as of the date delivered to Custodian, and except for (viii) below, continuously while it is part of the
Collateral:

(i) It is eligible, and in the form required, for securitization or purchase under the relevant Agency program or by the relevant Authorized Purchaser. It is a bona fide Mortgage Loan of the type that it purports to be, made to one or more borrowers each having substantially the credit standing he or she is represented to have;

(ii) Except with respect to any Mortgage Loan secured by a Second Mortgage, it has been fully advanced in the face amount thereof;

(iii) It is and will be secured by a valid and enforceable "first lien" (as customarily referred to in the industry), except that with respect to Mortgage Loans that are secured by Second Mortgages, it is and will be secured by a valid and enforceable "second lien", in each case upon an existing site-built residential real property of the type represented to secure the loan, having substantially the value represented in the appraisal;

(iv) The documents related thereto have been duly executed and delivered by the parties thereto;

(v) It has been made in compliance with all applicable laws, regulations, rules, directives and orders of all governmental authorities, including all requirements of the Real Estate Settlement Procedures Act and the Federal Truth-In-Lending Act;

(vi) The promissory note, mortgage or deed of trust and all other documents related to the Mortgage Loan are and will be valid and enforceable in accordance with their terms, without defense, offset or right of rescission, and have not been and will not be modified or amended nor any requirements thereof waived, and the assignment of mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the mortgaged property is located;

(vii) Any private mortgage insurance with respect to such loan is by a company of recognized standing acceptable to the relevant Agency or Authorized Purchaser at the time that such loan was originated and at the time that the respective Advance is made;

(viii) No default, nor any event that, with notice or lapse of time or both, would become a default, has occurred and is continuing under any such Mortgage Loan. With respect to Mortgage Loans that are secured by Second Mortgages, no default, nor any event that, with notice or lapse to time or both, would become a default, has occurred and is continuing under the first lien;

(ix) With respect to each Mortgage Loan that is secured by a Second Mortgage, it was originated and has been serviced in compliance with all applicable federal, state and local laws regarding Mortgage Loans secured by second liens;

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

(x) With respect to each Mortgage Loan that is secured by a Second Mortgage, you have the right to cure any default with respect to the mortgage loan that constitutes the first lien;

(xi) Each Wet Mortgage Loan conforms in all respects to the description thereof set forth on the related Wet Closing Notice (as such terms are defined in the Custody Agreement), and you will perform, and you have no reason to believe that you will be unable to perform, your obligation to deliver to Custodian within the time period agreed to in the Custody Agreement the documents required to be delivered with respect thereto; and

(xii) The mortgaged property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

(b) Each Mortgage Loan, to the extent no Purchase Commitment is in effect with respect thereto, meets all of the representations and warranties set forth on Appendix A hereto as of the date delivered to Custodian and continuously while it is a part of the Collateral.

7.15   COMPLIANCE WITH FHA/VA REQUIREMENTS.  Each Mortgage Loan that is
       -----------------------------------
designated by you as being insured by the FHA or partially guaranteed by the VA has complied and will comply with all laws, rules and regulations with respect to such insurance or guaranty, and such insurance or guaranty is, or will be, in full force and effect.

7.16   INSURANCE POLICIES IN EFFECT.  Except with respect to 125 Mortgages, each
       ----------------------------
fire and casualty insurance policy covering each of the premises securing a Mortgage Loan that is a part of the Collateral:

(a) Affords and will afford sufficient insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available, as well as insurance against flood hazards if the same is required by (i) the FHA, the VA or the relevant Agency or
                                    -
(ii) the relevant Authorized Purchaser;
 --

(b) Is a standard policy of insurance for the locale where the premises are located; is in full force and effect; and the amount of the insurance is in the amount of the full insurable value of the premises on a replacement cost basis or the unpaid principal balance of the Mortgage Loan, whichever is less;

(c)  Names and will name the present owner of the premises as the insured; and

(d) Contains a standard mortgagee loss payable clause in favor of the servicer of the loan.

7.17   PURCHASE COMMITMENTS.  All Purchase Commitments that are part of the
       --------------------
Collateral are valid and enforceable obligations and have been approved by all necessary authorities.

8. COVENANTS OF CUSTOMER.
   ---------------------
8.1  DEFENSE OF TITLE.  You warrant and will defend the right, title and
     ----------------
interest of Nikko in and to all Collateral against all adverse claims and demands.

8.2  NO AMENDMENT OR COMPROMISE.  Without Nikko's prior consent, you and those
     --------------------------
acting on your behalf shall not amend, modify or waive any term or condition of, or settle or compromise any claim in respect of, any item of Collateral or any related rights.

8.3  NO ASSIGNMENT.  You shall not sell, assign, transfer or otherwise dispose
     -------------
of, or grant any option with respect to, or pledge, hypothecate or grant a security interest in or lien on or otherwise encumber (except pursuant to this Facility), any of the Collateral or any interest therein, provided that this section shall not prevent any transfer of Collateral in accordance with this Facility and/or the Custody Agreement.

8.4  SERVICING OF MORTGAGES.  (a) You shall service, or cause to be serviced,
     ----------------------
all Mortgage Loans that are part of the Collateral in accordance with the standard industry practices, employing at least the same procedures and exercising the same care that it customarily employs in servicing Mortgage Loans for its own account, and in accordance with all applicable requirements of the relevant Agency or Authorized Purchaser. You shall notify or cause to be notified all servicers of Nikko's interest hereunder. You shall notify Nikko of the name and address of all servicers. Nikko shall have the right to approve each servicer and the form of all servicing agreements. You shall hold or cause to be held all escrow funds collected with respect to such Mortgage Loans in trust accounts and shall apply the same for the purposes for which such funds were collected.

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

(b) Upon Nikko's request, you shall provide to Nikko a letter addressed to each servicer of Mortgage Loans (the "Servicer Letters"), in form and substance reasonably satisfactory to Nikko, advising such servicer of Nikko's security interest in the Collateral and such other matters as Nikko may reasonably request.

(c) If you should discover that, for any reason whatsoever, you or any entity responsible to you by contract for managing or servicing any such Mortgage Loan has failed to perform fully your obligations under the Program Documents or any of the obligations of such entities with respect to the Collateral, you shall promptly so notify Nikko.

8.5  PRESERVATION OF COLLATERAL; COLLATERAL VALUE.  (a) You shall do all things
     --------------------------------------------
necessary to preserve the Collateral so that it remains effective security hereunder. Without limiting the foregoing, you will, in your dealings with the Collateral, comply with all rules, regulations and other laws of any governmental authority and cause the Collateral to comply with all applicable rules, regulations and other laws. You will not allow any default for which you are responsible to occur under any Collateral, and you shall fully perform or cause to be performed when due all of your obligations under any Collateral.

(b) To the extent that a deficiency in the Collateral Value (determined in accordance with Section 7.8) exists, you shall immediately cure any such deficiency by delivering cash, securities or other additional Collateral acceptable to Nikko.

8.6  MAINTENANCE OF PAPERS, RECORDS AND FILES.  (a) You shall acquire and you or
     ----------------------------------------
your servicer shall build, maintain and have available a complete file in accordance with industry custom and practice for each Mortgage Loan that is part of the Collateral. You or your servicer will maintain all such papers, records and files not in the possession of Custodian in good and complete condition in accordance with industry practices and preserve them against loss.

(b) You shall collect and maintain or cause to be collected and maintained all papers, records and files relating to the Collateral in accordance with industry custom and practice, including those maintained pursuant to subparagraph (a) above, and all such materials shall be in Custodian's or your possession unless Nikko otherwise approves. You will not allow any such papers, records or files that are an original or an only copy to leave your or Custodian's possession, except for individual items removed in connection with servicing a specific Mortgage Loan, in which event you will obtain or cause to be obtained a receipt from a financially responsible person for any such paper, record or file.

(c) For so long as Nikko has a security interest in or lien on any Collateral, you will hold or cause to be held any paper, record or file related to the Collateral in trust for Nikko. You shall notify every other party holding any such paper, record or file of the security interests and liens granted hereby.

(d) Upon reasonable advance notice from Custodian or Nikko, and during regular business hours, you shall make any and all such papers, records or files available to Custodian or Nikko to examine any such papers, records and files, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof.

8.7  PRESERVATION AND PERFECTION OF SECURITY INTEREST.  You shall execute and
     ------------------------------------------------
deliver such further instruments and shall do and perform all matters and things necessary or expedient to be done or observed for the purpose of effectively treating, perfecting, maintaining and preserving the security interests, liens and other benefits intended to be afforded by this Facility. This shall include, upon request of Nikko, the delivery of documents to Custodian, or additional filings and recordations with governmental authorities.

8.8  STAMP.  You shall, upon request of Nikko, stamp on its records concerning
     -----
the Collateral or a portion thereof a notation, in form and substance satisfactory to Nikko, of the security interest and lien of Nikko hereunder.

8.9  FINANCIAL REPORTS.  You shall provide your Financial Reports to Nikko for
     -----------------
each fiscal year and quarter that this Facility remains in effect.

8.10  ADDITIONAL RIGHTS OF NIKKO.  Upon the occurrence of an Event of Default,
      --------------------------
Nikko, at its option, shall have the right to do, or to request Custodian to do, any or all of the following, and upon a request therefor by Nikko, you agree to cooperate with Nikko and Custodian, as the case may be, to accomplish such request:

(a) Nikko or, at its direction, Nikko's designee may take possession of all original papers, records and files relating to the Collateral. In Custodian's discretion, Custodian shall move such records and files to a location acceptable to and under the control of Custodian.

(b) You will instruct all persons servicing the Mortgage Loans that are part of the Collateral to take instructions from and make all reports to Custodian for your account. If Nikko so desires, you will change the servicer for any such Mortgage Loans to a company acceptable to Nikko.

(c) You shall cause all sums received with respect to the Collateral to be deposited with Custodian.

8.11  SUBSTITUTE PROMISSORY NOTES.  At any time, upon the request of Nikko or
      ---------------------------
its designee, you will exchange your original Promissory Note for two or more substitute promissory notes (the "Substitute Promissory Notes"), each of which will be in substantially the form of the original Promissory Note and, in such amount, and secured by such Collateral, as may be specified by Nikko or its designee, provided that the aggregate amount due under all such Substitute
          --------
Promissory Notes shall equal the amount due under the original Promissory Note. Upon such execution and delivery each Substitute Promissory Note will be deemed to be a Promissory Note for all purposes under this Facility and the other Program Documents.

8.12   NIKKO APPOINTED ATTORNEY-IN-FACT.  Upon the occurrence of an Event of
       --------------------------------
Default, Nikko is hereby appointed your attorney-in-fact for the purpose of carrying out the provisions hereof and taking any action and executing any instruments that Nikko may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Nikko shall have the right and power to receive, endorse and collect all checks made payable to the order of you representing any payment on account of the Collateral and to give full discharge for the same.

9. DEFAULTS - RIGHTS AND REMEDIES.
   ------------------------------

9.1  REMEDIES.  (a)  Upon the occurrence of an Event of Default, Nikko, at its
     --------
option, in addition to its rights and remedies under the Promissory Note, shall have any or all of the following rights and remedies, which may be exercised by Nikko or by Custodian in accordance with the instructions of Nikko:

(i) Nikko may cause the disposition of all or any portion of the Collateral to be conducted immediately upon the occurrence of an Event of Default or upon the expiration of any period of delay or notice required by law. Should Nikko decide to conduct more than one such sale or disposition, Nikko may at its option cause the same to be conducted simultaneously or successively on the same day or upon such different days or at such different times and in such order as Nikko may deem to be in the best interests of the holders of interests in the Promissory Note. You hereby waive, to the fullest extent permitted by law, any prejudice resulting to it from any such decision.

(ii) Nikko shall have the right to sell the Collateral in one or more lots, at one or more times, at such place or places, at public or private sales and with or without notice of any kind, as Nikko may elect, at such prices and on such terms, as to cash or credit, as Nikko may deem proper. However, notwithstanding any provision of this Facility to the contrary, two (2) Business Days' notice of all sales of all or any portion of the Collateral shall be given to you. Nikko shall have the right to become a purchaser at any such sale that is open to the public and to apply all unpaid Obligations toward the purchase price of all or any portion of the Collateral sold to Nikko. If notice is given of public sale, it is agreed that notice shall be satisfactorily given if such notice is published at least once in The Wall Street Journal not less than two (2) Business Days
                   -----------------------
     prior to such sale. The foregoing notice provisions shall not preclude Nikko's rights to foreclose upon the Collateral in any other manner permitted under the Uniform Commercial Code as in effect in the applicable jurisdiction. However, a sale of the Collateral in accordance with such notice requirements shall be deemed a disposal of the Collateral in a commercially reasonable manner. Nikko shall have the right to sell the Collateral, or to foreclose, sue upon or otherwise seek to enforce with respect thereto in its own name or in the name of either Custodian or you. Subject to the foregoing provisions of this paragraph, if an Event of Default shall have occurred and be continuing, Nikko shall have the right to renew, extend the time of payment of or otherwise modify, amend, supplement, settle or compromise in any manner any obligations for the payment of money included in the Collateral, any security therefor and any other agreements, instruments, claims or chooses in action of any kind, that may be included in the Collateral. In view of the nature of the Collateral, the parties agree that liquidation of the Collateral does not require a public sale and that one or more good faith private sales, including such private sales at which Nikko shall have the right to become a purchaser, is a commercially reasonable disposition of the Collateral.

(iii) Nikko, or upon its direction Custodian, may take possession of all or any portion of the Collateral that is not already in its or Custodian's possession, and you agree to assemble and make available the Collateral to Nikko at a convenient location. Nikko, acting through Custodian if it so desires, may manage and protect the Collateral, do any acts that Nikko deems proper to protect the Collateral as security hereunder, and sue upon any contract or claim relating to the Collateral and receive any payments due thereon or any damages thereunder, and apply all sums received to the payment of the Obligations in accordance with the same order of priorities as set forth in Section 9.3 hereof. Any such actions of Nikko or Custodian shall not, absent written ratification by Nikko, be deemed to impose upon Nikko or Custodian any of your obligations under any contracts.

(iv) Nikko may direct the servicers to take such action with respect to the Collateral as Nikko determines is appropriate.

(b) Upon the occurrence of an Event of Default, Nikko shall, without regard to the adequacy of the security for the Obligations, be entitled to the appointment of a receiver by any court having jurisdiction, without notice, to take possession of and protect, collect, manage, liquidate, and sell the Collateral or any portion thereof, collect the payments due with respect to the Collateral or any portion thereof, and do anything that Nikko or Custodian is authorized hereunder to do. You shall pay all costs and expenses incurred by Nikko in connection with the appointment and activities of such receiver.

(c) Upon the occurrence of an Event of Default, Nikko may enforce its rights and remedies hereunder without prior judicial process or hearing, and you hereby expressly waive, to the extent permitted by law, any right you might otherwise have to require Nikko to enforce its rights by judicial process. You also waive, to the extent permitted by law, any defense you might otherwise have to the Obligations arising from use of nonjudicial process, enforcement and sale of all or any portion of the Collateral or from any other election of remedies.
You recognize that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

(d) Notwithstanding the foregoing, upon the occurrence of an Event of Default described in paragraphs 6(e) and 6(f) of the Promissory Note, Nikko shall have the right to exercise any of its rights and/or remedies without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by you.

9.2  DELAY NOT WAIVER; REMEDIES ARE CUMULATIVE.  (a) No failure on the part of
     -----------------------------------------
Nikko or Custodian to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Nikko or Custodian of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(b) All remedies of Nikko or Custodian provided for herein are cumulative and in addition to any and all other rights and remedies provided by law, the Program Documents and the other instruments and agreements contemplated hereby and thereby. Nikko may exercise at any time after the occurrence of an Event of Default one or more remedies, as it so desires, and may thereafter at any time and from time to time exercise any other remedy or remedies.

9.3  APPLICATION OF PROCEEDS.  The proceeds of any sale or disposition of each
     -----------------------
item of the Collateral pursuant to this Section 9 shall be applied as follows:

(a) First, to the payment of the costs and expenses of such sale or disposition, or any other enforcement action pursuant hereto, including reasonable attorney's fees (including the allocated expenses of internal counsel to Nikko and Custodian), and all other expenses incurred in connection therewith, with a reasonable reserve for any liabilities incurred in connection therewith and full repayment with interest of all advances made or incurred in connection therewith;

(b)  Second, to the payment in full, in such order as Nikko shall determine, of
(i) the accrued interest on the Advance secured by the item of Collateral sold
 -
or otherwise disposed of, (ii) the outstanding principal on the Advance secured
                           --
by the item of Collateral sold or otherwise disposed of and (iii) all other
                                                             ---
Obligations due and owing to the holder of such Advance secured by the item of Collateral sold or otherwise disposed of, whether such holder is Nikko or an assignee of Nikko;

(c)  Third, to the payment in full, in such order as Nikko shall determine, of

(i) the accrued interest on the Promissory Note, (ii) the outstanding principal
--                                                --
on the Promissory Note and (iii) all other Obligations; and
                            ---

(d) Finally, to the payment to the person or persons entitled thereto, or as a court of competent jurisdiction directs.

If the proceeds of any such sale are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of the Promissory Note, including without limitation all Advances thereunder, and all other Obligations, you shall remain liable for any deficiency.

9.4  REIMBURSEMENT.  All sums expended by Nikko or Custodian in connection with
     -------------
the exercise of any right or remedy provided for herein shall be and remain your obligation. At the option of Nikko, all such sums may be paid from the Collateral, or may be advanced by Nikko or Custodian, in which event they shall be deemed to have been advanced to you and shall be reimbursed by you to the party advancing such amount, with interest at the Default Rate until reimbursement is made. During the continuance of an Event of Default, you waive, and shall not have, any right to restrict or control the expenditures by Nikko or Custodian from any cash which constitutes Collateral.

You agree to pay, with interest at the Default Rate, the reasonable out-of-pocket expenses (including estimated allocated costs for internal counsel) and reasonable attorneys' fees incurred by Nikko or Custodian in connection with the administration and enforcement of the Program Documents, the taking of any action, including legal action, required or permitted to be taken by Nikko or Custodian pursuant thereto, or in connection with any refinancing or restructuring in the nature of a "workout".

9.5  INDEMNITY.  (a)  The powers conferred on Nikko or Custodian hereunder are
     ---------
solely for their protection and do not impose any duty on them to exercise any such powers. Following the occurrence of an Event of Default, Nikko and Custodian shall have no duty of care to you as to any Collateral or with respect to the taking of any necessary steps to preserve rights against other parties, or any other obligation pertaining to the Collateral. You, your successors and assigns, waive all rights whatsoever against Nikko or Custodian for any loss, expense, liability or damage you may suffer as a result of actions taken pursuant to the Program Documents, including those arising under any "mortgagee in possession" or similar doctrine. You agree to indemnify and hold harmless Nikko and Custodian, and any contractors hired by them and their respective officers, agents, attorneys and employees, from each and every cost, expense, loss or other liability resulting from, or arising out of the Program Documents and all other documents related thereto, and all actions taken pursuant thereto (including without limitation any action taken by Nikko or Custodian pursuant to
Section 9 hereof), other than those caused by the gross negligence or willful misconduct of Nikko or Custodian. In addition, you shall compensate and indemnify Nikko for all reasonable costs, expenses, loss and other liabilities that Nikko may sustain (i) if any repayment of the principal amount of any
                        -
Advance, together with interest thereon, is not made prior to 12:00 p.m. New York City time on the Maturity Date thereof or (ii) in connection with the
                                                --
protection of Nikko's rights under or the enforcement of the Program Documents or any other document received by Nikko or Custodian in connection therewith.

(b) Without limiting the application of Section 9.5(a), you agree to pay, or reimburse Nikko and Custodian for all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or liens upon or in respect of the Collateral and all other fees, costs and other expenses in connection with protecting, maintaining or preserving the Collateral and Nikko's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c) Your indemnity obligations contained in this Section 9 shall continue in full force and effect notwithstanding the full payment of the Promissory Note and all of the other Obligations and notwithstanding the discharge thereof.

9.6  WAIVER OF REDEMPTION AND DEFICIENCY RIGHTS.  You hereby expressly waive, to
     ------------------------------------------
the fullest extent permitted by law, every statute of limitation, any right of redemption, any moratorium or redemption period, any limitation on a deficiency judgment, any reduction in the proceeds of any Collateral as a result of restrictions upon Nikko or Custodian contained in the Program Documents or any other instrument delivered in connection therewith, and any right that it may have to direct the order in which any of the Collateral shall be disposed of in the event of any disposition pursuant hereto.

10.  MISCELLANEOUS.
     -------------

10.1  NOTICES.  All written communications hereunder shall be mailed, telecopied
      -------
or delivered at the respective address set forth in the Custody Agreement or at such other address as shall be designated by a party in a written notice to the other parties pursuant to the Custody Agreement. All such notices and communications shall be effective when received by the party, to which such notice is to be given.

10.2  ENTIRE AGREEMENT.  This Facility supersedes and integrates all previous
      ----------------
negotiations, contracts, agreements and understandings between the parties relating thereto, and it, together with the other Program Documents and the other documents delivered pursuant hereto or thereto, contains the entire final agreement of the parties. No prior negotiation, agreement, understanding or prior contract shall have any validity hereafter.

10.3  TERMINATION.  This Facility shall remain in effect until such time as it
      -----------
is terminated by Nikko or you by giving written notice of termination hereof to the other. However, no such termination shall affect your obligations with respect to any

Advances outstanding at the time of such termination. Your obligations to indemnify Nikko pursuant to this Facility shall survive the termination hereof.

10.4  ASSIGNMENT.  The Program Documents are not assignable by you.  Nikko may
      ----------
assign, in whole or in part, the Program Documents and its security interest in and lien on those items of Collateral securing a particular Advance, whether in conjunction with an assignment of Nikko's interest in the Promissory Note, a particular Advance thereunder or otherwise. Nothing contained herein shall preclude Nikko from continuing to exercise all of its rights hereunder for the benefit of any such assignee of Nikko, and you shall continue to take directions solely from Nikko unless otherwise notified by Nikko in writing. Nikko may distribute to any prospective assignee any document or other information delivered to Nikko by you.

10.5  AMENDMENTS, ETC.  No amendment or waiver of any provision of this Facility
      ---------------
or the Promissory Note nor any consent to any failure to comply herewith or therewith shall in any event be effective unless the same shall be in writing and signed by you and Nikko, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10.6  SEVERABILITY.  If any provision of any Program Document is declared
      ------------
invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision, and each Program Document shall be enforced to the fullest extent permitted by law.

10.7  BINDING EFFECT; GOVERNING LAW.  This Facility shall be binding and inure
      -----------------------------
to the benefit of the parties hereto and their respective successors and assigns. This Facility shall be construed in accordance with, and governed by, the law of the State of New York, without giving effect to the conflict of laws principles thereof.

10.8  CONSENT TO JURISDICTION.   You hereby waive trial by jury.  You hereby
      -----------------------
irrevocably consent to the non-exclusive jurisdiction of any court of the State of New York, or in the United States District Court for the Southern District of New York, arising out of or relating to the Program Documents in any action or proceeding. You hereby submit to, and waive any objection you may have to, personal jurisdiction and venue in the courts of the State of New York and the United States District Court for the Southern District of New York, with respect to any disputes arising out of or relating to the Program Documents.


IN WITNESS WHEREOF, this Facility has been executed by the parties hereto as of the date first above written.




Preferred Credit Corporation  (Customer)
----------------------------
By: /s/ Todd A. Rodriguez
   -------------------------
Name:   Todd A. Rodriguez

Title:  C.E.O.



Nikko Financial Services, Inc.

By: /s/ Roddy R. Ennico
    -------------------------
Name:   Roddy R. Ennico
Title:  Managing Director

                                                                      APPENDIX A

   REPRESENTATIONS AND WARRANTIES REGARDING MORTGAGE LOANS WITHOUT A PURCHASE
                                   COMMITMENT

  Customer hereby represents and warrants to Nikko its successors and assigns with respect to each Mortgage Loan that as of the date the Mortgage Loan was originated and otherwise as set forth in the Program Documents:

a) Mortgage Loans as Described.  The information set forth in the Trust Receipt
   ---------------------------
   and the related mortgage loan schedule (the "Mortgage Loan Schedule"), is complete, true and correct.

b) Payments Current; No Default.  All payments required to be made under the
   ----------------------------
   terms of the mortgage note have been made and credited. No payment required under the Mortgage Loan has been delinquent at any time since the date the Mortgage Loan was originated. There is no default, breach, violation or event of acceleration existing under the mortgage or the mortgage note and no event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither you nor your predecessors have waived any default, breach, violation or event of acceleration.

c) No Outstanding Charges.  There are no defaults in complying with the terms of
   ----------------------
   the mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item that remains unpaid and that has been assessed but is not yet due and payable. You have not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the mortgage note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day that precedes by one month the due date of the first installment of principal and interest.

d) Original Terms Unmodified.  The terms of the mortgage note and mortgage have
   -------------------------
   not been impaired, waived, altered or modified in any respect, except by a written instrument that has been recorded, if necessary to protect the interest of Nikko and that has been delivered to Nikko or its designee (including the Custodian). The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy (as defined in paragraph (o) below) and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is included in the mortgage file delivered to Nikko or its designee (including the Custodian) and the terms of which are reflected in the Mortgage Loan Schedule.

e) No Defenses.  The Mortgage Loan is not subject to any right of rescission,
   -----------
   set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the mortgage note or the mortgage, or the exercise of any right thereunder, render either the mortgage note or the mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such night of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

f) Insurance Policies in Effect.  Except for 125 Mortgage Loans, the fire and
   ----------------------------
   casualty insurance policy covering the mortgaged property (1) affords and
                                                              -
   will afford sufficient insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available, as well as insurance against flood hazards if the mortgaged property is in an area identified by the Federal Emergency Management Agency as having special flood hazards; (2) is a standard policy
                                                       -
   of insurance for the locale where the mortgaged property is located, is in full force and effect, and the amount of insurance is in the amount of the full insurable value of the mortgaged property on a replacement cost basis or the unpaid balance of the Mortgage Loans, whichever is less; (3) names
                                                                    -
   (and will name) the present owner of the mortgaged property as the insured; and (4) contains a standard mortgagee loss payable clause in favor of you.
        -

g) Compliance with Applicable Laws.  Any and all requirements of any federal,
   -------------------------------
   state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedure, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and you shall maintain in your possession, available for Nikko's inspection, and shall deliver to Nikko upon demand, evidence of compliance with all such requirements.

h) No Satisfaction of Mortgage.  The mortgage has not been satisfied, canceled,
   ---------------------------
   subordinated or rescinded, in whole or in part, and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

i) Use of Mortgaged Property.  No portion of the mortgaged property is used for
   -------------------------
   commercial purposes.

j) Valid First Lien.  The mortgage is a valid, existing and enforceable first
   ----------------
   lien (except with respect to Second Mortgages) on the mortgaged property, including all buildings on the mortgaged property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such building, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the mortgage is subject only to:

   1) the lien of the current real property taxes and assessments not yet due and payable.

   2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (A) referred to or otherwise considered in the
                         -
      appraisal made for the originator of the Mortgage Loan or (B) that do not
                                                                 -
      adversely affect the appraised value of the mortgaged property set forth in such appraisal; and

   3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property.

  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and you have full right to pledge and assign the same to Nikko or its designee (including Custodian).

k) Valid Second Lien.  With respect to any mortgage loan secured by a Second
   -----------------
   Mortgage, such Second Mortgage is a valid, existing and enforceable second lien on the mortgaged property, including all buildings on the mortgaged property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such building, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the mortgage is subject only to:

   1) the first lien on the mortgaged property;

   2) the lien of the current real property taxes and assessments not yet due and payable;

   3) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (A) referred to or otherwise considered in the
                         -
      appraisal made for the originator of the Mortgage Loan or (B) that do not
                                                                 -
      materially and adversely affect the appraised value of the mortgaged property set forth in such appraisal; and

   4) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property;

   Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with any mortgage loan secured by a Second Mortgage establishes and creates a valid, subsisting and enforceable second lien and second priority security interest on the property described therein and you have full right to pledge and assign the same to Nikko or its designee (including Custodian).

1) Validity and Recordability of Mortgage Documents.  The mortgage note and the
   ------------------------------------------------
   mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms, subject to applicable insolvency laws. All parties to the mortgage note and the mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the mortgage note and the mortgage, and the mortgage note and the mortgage have been duly and properly executed by such parties. The assignment of mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the mortgaged property is located.

m) Full Disbursement of Proceeds.  The proceeds of the Mortgage Loan secured by
   -----------------------------
   a mortgage with a first priority lien have been fully disbursed and there is no requirement of future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing said Mortgage Loan and the recording of the mortgage were paid, and the mortgagor is not entitled to any refund of any amounts paid or due under the mortgage note or mortgage.

n) Doing Business.  All parties that have had any interest in the Mortgage Loan,
   --------------
   whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in
                                                                   -
   compliance with any and all applicable licensing requirements of the laws of the state wherein the mortgaged property is located, and (2) organized
                                                                -
   under the laws of such state, or (3) qualified to do business in such
                                     -
   state, or (4) federal savings and loan associations or national banks
              -
   having principal offices in such state, or (5) not doing business in such
                                               -
   state.

o) LTV; PMI Policy.  Except for 125 Mortgages, the original LTV of the Mortgage
   ---------------
   Loan either was not more than 80% or the excess over 80% is and will be insured as to payment defaults by a policy of primary mortgage guaranty insurance issued by a generally accepted insurance carrier (a "PMI Policy") until the LTV of such Mortgage Loan is reduced to 80%. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage Loan subject to a PMI Policy obligates the mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium. With respect to Second Mortgages, the combined LTV of the first mortgage and the second mortgage does not exceed 125% of the appraised value of the mortgage property.

p) Title Insurance.  The Mortgage Loan secured by a mortgage with a first
   ---------------
   priority lien ("First Mortgage") is covered by either (1) an attorney's
                                                          -
   opinion of title and abstract of title the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area where the mortgaged property is located or (2) an ALTA lender's title
                                                    -
   insurance policy or other generally acceptable form of policy of insurance, issued by a title insurer and qualified to do business in the jurisdiction where the mortgaged property is located, insuring you, your successors and assigns, as to the first priority lien of the mortgage in the amount of 100% of the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) above and, with respect to adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the mortgage providing for adjustment to the mortgage interest rate and monthly payment. Unless otherwise agreed by Nikko, the Mortgage Loan secured by a Second Mortgage is covered by either (1) an
                                                                    -
   attorney's opinion of title or (2) abstract of title the form and substance of which is acceptable to mortgage lending institutions making similar mortgage loans in the area where the mortgaged property is located or (3)
                                                                          -
   an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance, issued by a title insurer and qualified to do business in the jurisdiction where the mortgaged property is located, insuring you, your successors and assigns, as to the second priority lien of the mortgage in the amount of 100% of the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1),
   (2), (3) and (4) of paragraph (k) above and, with respect to adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the mortgage providing for adjustment to the mortgage interest rate and monthly payment. You are the sole insured of such lender's title insurance policies, and such lender's title insurance policies are in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Facility. No claims have been made under such lender's title insurance policies, and no prior holder of the mortgages, including you, has done, by act or omission, anything that would impair the coverage of such lender's title insurance policies.

q) No Mechanics' Liens.  There are no mechanics' or similar liens or claims that
   -------------------
   have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the mortgaged property that are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage, unless title insurance coverage exists with respect to such liens or claims in an amount at least equal to such liens or claims.

r) Location of Improvements; No Encroachments.  All improvements that were
   ------------------------------------------
   considered in determining the appraised value of the mortgaged property lay wholly within the boundaries and building restriction lines of the mortgaged property and no improvements on adjoining properties encroach upon the mortgaged property. No improvement located on or being part of the mortgaged property is in violation of any applicable zoning law or regulation.

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

s) Origination; Payment Terms.  The Mortgage Loan was originated by you or an
   --------------------------
   originator properly licensed in the state where the mortgaged property is located. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. With respect to adjustable rate Mortgage Loans, the mortgage interest rate is adjusted periodically on each interest rate adjustment date to equal the index plus the gross margin, rounded up or down to the nearest 1/8%, subject to the mortgage interest rate cap and the installments of interest are subject to change due to the adjustments to the mortgage interest rate on each interest rate adjustment date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization. With respect to fixed rate Mortgage Loans, the mortgage note is payable each month in equal monthly installments of principal and interest.

t) Deeds of Trust.  In the event the mortgage constitutes a deed of trust, a
   --------------
   trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the mortgage, and no fees or expenses are or will become payable by Nikko to the trustee under the deed of trust, except in connection with a trustee's sale after default by the mortgagor.

u) Acceptable Investment.  You have no knowledge of any circumstances or
   ---------------------
   conditions with respect to the mortgage, the mortgaged property, the mortgagor or the mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan.

v) Due on Sale.  The Mortgage contains an enforceable provision for the
   -----------
   acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the mortgaged property is sold or transferred without the prior written consent of the mortgagee thereunder.

w) Buydown Provisions; Graduated Payments or Contingent Interests.  With respect
   --------------------------------------------------------------
   to mortgage loans which contain provisions pursuant to which monthly payments are paid or partially paid with funds deposited in any separate account established by you, the mortgagor or anyone on behalf of the mortgagor, which may constitute a "buydown" provision, the amount of each assistance payment shall be the sum necessary to make up the difference between the monthly principal and interest payment required by the terms of the note and the reduced monthly payment, as stated in the buydown certification. However, if for any reason the assistance payments from the escrow funds are not made by the escrow agent as contemplated, it shall be the obligation of the mortgagor to make the monthly payments required by the terms of the note.

   With respect to graduated payment mortgage loans, the scheduled annual payment adjustments are sufficient to cover all interest due and to fully amortize the loan in 15 years.

x) Consolidation of Future Advances.  Any future advances made prior to the date
   --------------------------------
   such Mortgage Loan was delivered to Custodian have been consolidated with the outstanding principal amount secured by the mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the mortgage securing the consolidated principal amount is expressly insured as having first or second, as applicable, lien priority by a title insurance policy or an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Nikko. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

y) Condition of the Mortgaged Property.  There is no proceeding pending or
   -----------------------------------
   threatened for the total or partial condemnation of the mortgaged property. The mortgaged property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the Mortgage Loan or the use for which the premises were intended. The mortgaged property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

z) Collection Practices; Escrow Deposits; Interest Rate Adjustments.  The
   ----------------------------------------------------------------
   origination and collection practices used with respect to the Mortgage Loan have been in all respects in accordance with industry custom and practice, and have been in all respects legal and proper. With respect to escrow deposits and escrow payments, all such payments are in your possession and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or escrow payments or other charges or payments due you have been capitalized under the mortgage or the mortgage note. All mortgage interest rate adjustments have been made in strict compliance with state and federal law and the terms of the related mortgage note. Any interest required to be paid pursuant to state and local law has been properly paid and credited.

aa) Underwriting Guidelines.  Each Mortgage Loan was underwritten by you in
    -----------------------
    accordance with underwriting guidelines previously delivered by you to Nikko and you will not modify such underwriting guidelines without the prior written consent of Nikko.

bb) Appraisal.  In the case of each 125 Mortgage Loan, the appraisal of the
    ---------
    related mortgage property is either (i) an "as stated value" appraisal if the original principal amount of the Mortgage Loan secured by such 125 Mortgage Loan is less than $35,000; or (ii) a "desk top" appraisal if the original principal amount of the Mortgage Loan secured by such 125 Mortgage Loan is $35,000 or more, in each case as further described in the underwriting guidelines previously delivered by Customer to Nikko.

    Except with respect to 125 Mortgage Loans, the mortgage file contains an appraisal of the related mortgaged property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by you, who had no interest, direct or indirect in the mortgaged property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal satisfies the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

cc) Credit Rating.  With respect to any Second Mortgage, the obligor under the
    -------------
    related mortgage note shall have been rated a "FICO Score" of at least 620 or its equivalent by any nationally recognized credit rating agency.


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